UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 26, 2024 (December 20, 2024)

Summit Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36873	47-1984212
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1801 California Street, Suite 3500

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 893-0012

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Common Stock (par value, $0.01 per share)	SUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2024, Summit Materials, Inc., a Delaware corporation (the “Company”), entered into letter agreements with each of Anne P. Noonan, Scott Anderson, Karli S. Anderson and Christopher B. Gaskill, pursuant to which each of them will be paid certain amounts of compensation in the 2024 calendar year to which such executive officer would otherwise become entitled either (a) in a future calendar year or (b) in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of November 24, 2024, by and among the Company, Quikrete Holdings, Inc., a Delaware corporation (“Purchaser”), and Soar Subsidiary, Inc., a Delaware

corporation and a wholly owned subsidiary of Purchaser (the “Merger Agreement”), for the purpose of reducing or eliminating the excise tax imposed under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended, that would be imposed on amounts payable to such executive officers in connection with the consummation of the transactions contemplated by the Merger Agreement. Pursuant to the letter agreements, each executive officer will be required to repay the value of any accelerated equity awards (to the extent applicable) to which such executive officer would not otherwise have been entitled if the Merger Agreement is terminated or such executive officer’s employment terminates under certain circumstances.

The foregoing is a description of the letter agreements with the above executive officers and does not purport to be complete and is qualified in its entirety by reference to the full text of the letter agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Letter Agreement with Anne P. Noonan dated December 18, 2024.
10.2	Letter Agreement with Scott Anderson dated December 18, 2024.
10.3	Letter Agreement with Karli S. Anderson dated December 18, 2024.
10.4	Letter Agreement with Christopher B. Gaskill dated December 18, 2024.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT MATERIALS, INC.

DATED: December 26, 2024	By:	/s/ Christopher B. Gaskill

	Name:	Christopher B. Gaskill
	Title:	EVP, Chief Legal Officer & Secretary